                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Portfolio Management Review......................  3
Glossary of Terms................................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  8
Statement of Operations..........................  9
Statement of Changes in Net Assets............... 10
Financial Highlights............................. 11
Notes to Financial Statements.................... 12

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:
    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG.]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory
Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory
Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
                                  [BAR GRAPH]


97Q3                                                             4
97Q4                                                             3.1
98Q1                                                             6.7
98Q2                                                             2.1
98Q3                                                             3.8
98Q4                                                             5.9
99Q1                                                             3.7
99Q2                                                             1.9
99Q3                                                             5.7
99Q4                                                             5.8

    Source: Bureau of Economic Analysis

                          PORTFOLIO MANAGEMENT REVIEW

                         VAN KAMPEN TAX FREE MONEY FUND

We recently spoke with representatives of the adviser of the Van Kampen Tax Free Money Fund about the key events and economic forces that shaped the markets during the past six months. The representatives include portfolio managers Reid Hill, who has managed the Fund since August 1995, and Michael Bird, who has managed the Fund since August of 1999. They are joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Fund's performance during the six-month period ended December 31, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

   A There continued to be a shortage of fixed-rate notes in the short-term municipal bond market, as low interest rates led to a shift from short-term to long-term borrowing for municipal projects. These conditions affected short-term bond issuance in two ways--we saw smaller deals and fewer of them.

    The U.S. economy remained strong, leading the Fed to raise interest rates two times since June 30, 1999. These increases, totaling 50 basis points, caused some of the volatility we are seeing in the stock and bond markets.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A Because of the short supply of fixed-rate notes, we did not see a lot of value in buying what we considered to be expensive issues in the six-month to one-year sector. With this in mind, we kept our portfolio as we have in the past, focusing on smaller bond issues, and investing over half of the Fund's assets in variable notes.

    Toward the end of the year, however, fixed-rate notes started to get cheaper. Fear of Y2K ramifications prompted investors to sell fixed-rate municipals in favor of the liquidity of shorter-term paper, such as variable-rate notes. Consequently, fixed-rate notes began to look more attractive as yields increased. Because we were already well positioned for Y2K, we were able to take advantage of this situation by purchasing fixed-rate notes.

    Recently, we have found value among smaller bond issues. Smaller deals tend to be overlooked by many of the bigger players in the municipal market, so they usually offer a higher yield in order to attract buyers. For example, we recently purchased part of a serial bond issue from Cobb County, Georgia. We were able to identify this issue and purchase it at an attractive price due to diligent analysis by our research staff.

   Q  HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

   A As of December 31, 1999, the Fund's seven-day average yield was 3.63 percent, while the Fund posted a six-month total return of 1.29 percent. The yield more closely reflects the current earnings of the fund than the total return calculation. By comparison, the average performance for tax-free money market funds, as calculated by Lipper Analytical Services, Inc., was 1.41 percent for the six-month period. Past performance does not guarantee future results.

    Because income from the Fund is exempt from federal income tax, it is important to compare its effective seven-day average yield of 3.63 percent to an equivalent taxable rate. Shareholders in the 36 percent federal income tax bracket would need a taxable equivalent rate of 5.67 percent to equal the tax-free yield earned by the Fund.

   Q  WHAT IS YOUR ECONOMIC OUTLOOK FOR THE MONTHS AHEAD?

   A The economy continues to be strong. Although inflation remains subdued, fear of rising inflation is present. We will keep a close watch on the Fed--while interest rates were unchanged at their most recent meeting, they may need to raise rates again in 2000 if the economy maintains its current pace.

    We believe that supply in the variable-rate sector will remain abundant, while supply in the fixed-rate note sector will be light by comparison. Overall, we will pursue the Fund's goal of relative stability, daily liquidity, and a competitive level of income, and we will look to add value through careful security selection.

                               GLOSSARY OF TERMS

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MATURITY DATE: The date a bond expires, usually at face value.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SERIAL BONDS: A group of bonds purchased from the same issue, in which blocks of the issue have different maturity dates.

VARIABLE-RATE NOTE: A short-term municipal debt security issued when either general interest rates are expected to change or the length of time before permanent funding is received is uncertain.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                              Discount
 Par                                                          Yield on
Amount                                            Maturity    Date of      Amortized
(000)                  Description                  Date      Purchase       Cost
-------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         DATES  10.1%
$  500   Brazos River Auth TX Utils Elec Co Proj
         Ser 1996 B (AMBAC Insd)................  01/03/00     4.650%     $   500,000
 1,400   Chicago, IL O'Hare Intl Arpt Rev
         American Airls Inc Ser B (LOC: Royal
         Bank of Canada)........................  01/03/00     4.800        1,400,000
   450   Chicago, IL O'Hare Intl Arpt Spl Fac
         Rev American Airls Ser 1983 C (LOC:
         Royal Bank of Canada)..................  01/03/00     4.800          450,000
 1,200   New York City (LOC: Chase Manhattan
         Bank)..................................  01/03/00     4.750        1,200,000
                                                                          -----------
         TOTAL DATES..................................................      3,550,000
                                                                          -----------
         7 DAY FLOATERS  50.6%
   450   Calhoun Cnty, MI Econ Dev Corp Rev
         (LOC: Comerica Bank)...................  01/06/00     5.500          450,000
 1,000   Connecticut St Hlth & Edl Facs Auth Rev
         Yale Univ Ser U2 (GTD: Yale
         University)............................  01/05/00     5.500        1,000,000
 1,500   Floyd Cnty, GA Dev Auth Rev Berry
         College Inc Proj (LOC: SunTrust
         Bank)..................................  01/05/00     5.550        1,500,000
 1,400   Illinois Dev Fin Auth Rev Amer
         Osteopathic Assoc (LOC: Harris Trust &
         Savings Bank)..........................  01/06/00     5.550        1,400,000
 1,000   Illinois Dev Fin Auth Rev Roosevelt
         Univ Ser 1995 (LOC: Amer Nat'l Bank &
         Trust of Chicago)......................  01/05/00     5.550        1,000,000
 3,000   Iowa Fin Auth Rev Burlington Med Cent
         (FSA Insd).............................  01/06/00     5.550        3,000,000
 1,000   Melrose Park, IL Indl Dev Rev Ninos
         Enterprises Inc Proj (LOC: American
         Nat'l Bank & Trust
         of Chicago)............................  01/05/00     5.650        1,000,000
 1,000   Montgomery Cnty, MD Hsg Oppntys Comm
         Hsg Rev (LOC: Keybank).................  01/05/00     5.600        1,000,000
 1,175   Quad Cities Regl Econ Dev Auth IL Indl
         Dev Rev Var Seaberg Inds Inc Proj (LOC:
         Norwest Bank)..........................  01/06/00     5.700        1,175,000
 1,000   Seattle, WA Wtr Sys Rev (LOC:
         Bayerische
         Landesbank Girozent)...................  01/05/00     5.550        1,000,000
 1,150   Sterling Heights, MI Econ Dev Corp Rev
         Rfdg (LOC: PNC Bank)...................  01/06/00     5.550        1,150,000
 1,130   Virginia Small Business Fin Auth Rev
         Indl Dev Coral Graphic (LOC: Chase
         Manhattan Bank)........................  01/06/00     5.700        1,130,000
 1,500   Washington St Hsg Fin Comm Multi-Family
         Mtg Rev Rfdg (LOC: Harris Trust &
         Savings Bank)..........................  01/04/00     4.950        1,500,000

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                              Discount
 Par                                                          Yield on
Amount                                            Maturity    Date of      Amortized
(000)                  Description                  Date      Purchase       Cost
-------------------------------------------------------------------------------------
         7 DAY FLOATERS (CONTINUED)
$1,000   Wisconsin St Hlth Facs Auth Rev
         Franciscan Hlthcare Ser A-2 (LOC:
         Toronto Dominion Bank).................  01/05/00     5.550%     $ 1,000,000
   500   Wisconsin St Hlth Fasc Auth Rev
         Franciscan Hlthcare Ser A-1 (LOC:
         Toronto Dominion Bank).................  01/05/00     5.550          500,000
                                                                          -----------
         TOTAL 7 DAY FLOATERS  50.6%..................................     17,805,000
                                                                          -----------
         BONDS/NOTES  37.6%
   700   Brazos, TX Higher Edl Auth Inc Std Loan
         Rev Senior Lien Ser A-2 Rfdg...........  06/01/00     5.750          702,936
   850   Cobb Cnty, GA Wtr & Swr Rev Ser A
         Rfdg...................................  07/01/00     4.600          852,460
 1,000   Dallas, TX Area Rapid Trans Ser B......  01/24/00     3.850        1,000,000
 1,000   Greater TX Std Loan Corp Ser 1996 A
         Rfdg (Gtd: Std Loan Mktg Assn).........  03/01/00     3.000        1,000,000
 1,000   Harris Cnty, TX........................  02/29/00     4.000        1,000,825
 1,000   Jackson Cnty, MS Port Fac Rev Chevron
         Inc
         Proj Rfdg..............................  05/01/00     3.850        1,000,000
   500   Memphis, TN............................  07/01/00     5.000          503,402
   650   Metropolitan Council MN Minneapolis/St
         Paul Metro Area Trans Ser C............  02/01/00     4.300          650,366
   855   Missouri St Hlth & Edl Facs Auth Edl
         Washington Univ Ser A..................  06/15/00     3.350          855,000
 1,000   Municipal Elec Auth GA Ser 1985 A......  02/07/00     3.800        1,000,000
   500   New England Edl Loan Mktg Std Loan Ser
         B Rfdg.................................  06/01/00     5.400          502,849
   700   Private Colleges & Univ Auth GA Rev
         Emory Univ Proj Ser C..................  03/09/00     3.700          700,000
   550   Rankin Cnty, MS Sch Dist Rfdg..........  02/01/00     4.000          550,364
 1,400   Texas St Ser A.........................  08/31/00     4.500        1,407,093
 1,500   Wisconsin St Ser C.....................  05/01/00     5.000        1,506,300
                                                                          -----------
         TOTAL BONDS/NOTES............................................     13,231,595
                                                                          -----------
TOTAL INVESTMENTS  98.3% (A)..........................................     34,586,595
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%...........................        593,281
                                                                          -----------
NET ASSETS  100.0%....................................................    $35,179,876
                                                                          ===========

(a) At December 31, 1999, cost is identical for both book and federal income tax purposes.

AMBAC--AMBAC Indemnity Corporation
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market....    $34,586,595
Cash........................................................        326,915
Receivables:
  Investments Sold..........................................        355,000
  Interest..................................................        218,120
  Fund Shares Sold..........................................        139,417
Other.......................................................         11,635
                                                                -----------
      Total Assets..........................................     35,637,682
                                                                -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................        194,677
  Income Distributions......................................         17,395
  Distributor and Affiliates................................          2,699
Trustees' Deferred Compensation and Retirement Plans........        142,223
Accrued Expenses............................................        100,812
                                                                -----------
      Total Liabilities.....................................        457,806
                                                                -----------
NET ASSETS..................................................    $35,179,876
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an
  unlimited number of shares authorized)....................    $35,193,635
Accumulated Net Realized Loss...............................        (13,759)
                                                                -----------
NET ASSETS (Equivalent to $1.00 per share for 35,197,797
  shares outstanding).......................................    $35,179,876
                                                                ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $597,953
                                                                --------
EXPENSES:
Investment Advisory Fee.....................................      86,176
Distribution (12b-1) and Service Fees.......................      43,021
Shareholder Services........................................      33,931
Trustees' Fees and Related Expenses.........................      19,602
Shareholder Reports.........................................      14,720
Registration and Filing Fees................................      13,922
Accounting..................................................      11,485
Legal.......................................................       4,602
Custody.....................................................       2,484
Other.......................................................      11,194
                                                                --------
    Total Expenses..........................................     241,137
    Investment Advisory Fee Reduction.......................      86,176
                                                                --------
    Net Expenses............................................     154,961
                                                                --------
NET INVESTMENT INCOME.......................................    $442,992
                                                                ========
NET REALIZED GAIN...........................................    $    -0-
                                                                ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $442,992
                                                                ========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended December 31, 1999 and
                    the Year Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended     Year Ended
                                                  December 31, 1999   June 30, 1999
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................  $         442,992   $     876,447
Net Realized Gain...............................                -0-           3,512
                                                  -----------------   -------------
Change in Net Assets from Operations............            442,992         879,959
                                                  -----------------   -------------
Distributions from Net Investment Income........           (442,961)       (876,415)
Distributions in Excess of Net Investment
  Income........................................                -0-             (31)
                                                  -----------------   -------------
Distributions from and in Excess of Net
  Investment Income.............................           (442,961)       (876,446)
                                                  -----------------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................                 31           3,513
                                                  -----------------   -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................         48,092,424     203,834,945
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................            386,681         876,446
Cost of Shares Repurchased......................        (46,832,094)   (203,186,961)
                                                  -----------------   -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................          1,647,011       1,524,430
                                                  -----------------   -------------
TOTAL INCREASE/DECREASE IN NET ASSETS...........          1,647,042       1,527,943
NET ASSETS:
Beginning of the Period.........................         33,532,834      32,004,891
                                                  -----------------   -------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $0 and $31, respectively)...........  $      35,179,876   $  33,532,834
                                                  =================   =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                            Year Ended June 30,
                                Six Months Ended       -----------------------------
                                December 31, 1999      1999    1998    1997    1996
------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period.................    $            1.00      $1.00   $1.00   $1.00   $1.00
                                -----------------      -----   -----   -----   -----
Net Investment Income.......                 .013       .025    .029    .028    .029
Less Distributions from and
  in Excess of Net
  Investment Income.........                 .013       .025    .029    .028    .029
                                -----------------      -----   -----   -----   -----
Net Asset Value, End of
  Period....................    $            1.00      $1.00   $1.00   $1.00   $1.00
                                =================      =====   =====   =====   =====
Total Return*...............                1.29%**    2.55%   2.93%   2.82%   2.93%
Net Assets at End of Period
  (In millions).............    $            35.2      $33.5   $32.0   $33.1   $35.6
Ratio of Expenses to Average
  Net Assets*...............                 .90%       .84%    .83%    .85%    .85%
Ratio of Net Investment
  Income to Average Net
  Assets*...................                2.57%      2.53%   2.89%   2.78%   2.89%
* If certain expenses had
  not been assumed by Van
  Kampen, total return would
  have been lower and the
  ratios would have been as
  follows:
Ratio of Expenses to Average
  Net Assets................                1.40%      1.34%   1.40%   1.45%   1.53%
Ratio of Net Investment
  Income to Average Net
  Assets....................                2.07%      2.03%   2.32%   2.17%   2.21%

** Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide investors a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within 12 months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $13,759 which will expire on June 30, 2001.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................    .500 of 1%
Next $500 million.....................................    .475 of 1%
Next $500 million.....................................    .425 of 1%
Over $1.5 billion.....................................    .375 of 1%

    For the six months ended December 31, 1999, the Adviser voluntarily waived $86,176 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended December 31, 1999, the Fund recognized expenses of approximately $900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1999, the Fund recognized expenses of approximately $15,200 representing Van Kampen Funds Inc's. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1999, the Fund recognized expenses of approximately $23,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 1999 and June 30, 1999, capital aggregated $35,193,635 and $33,546,624, respectively. Transactions in shares were as follows:

                                          SIX MONTHS ENDED      YEAR ENDED
                                          DECEMBER 31, 1999    JUNE 30, 1999
----------------------------------------------------------------------------
Beginning Shares......................        33,550,784         32,026,330
                                             -----------       ------------
Shares Sold...........................        48,092,424        203,834,945
Shares Issued Through Dividend
  Reinvestment........................           386,681            876,446
Shares Repurchased....................       (46,832,092)      (203,186,937)
                                             -----------       ------------
Net Change in Shares Outstanding......         1,647,013          1,524,454
                                             -----------       ------------
Ending Shares.........................        35,197,797         33,550,784
                                             ===========       ============

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the six months ended December 31, 1999, are payments retained by Van Kampen of approximately $16,700.

                         VAN KAMPEN TAX FREE MONEY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

 * "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After May 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                          RESULTS OF SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.
    1) With regard to the election of the following trustees by shareholders:

                                                        # OF SHARES
                                                   ----------------------
                                                    IN FAVOR     WITHHELD
-------------------------------------------------------------------------
J. Miles Branagan..............................    21,355,966    396,124
Jerry D. Choate................................    21,359,783    392,307
Linda Hutton Heagy.............................    21,355,966    369,124
R. Craig Kennedy...............................    21,388,206    363,885
Mitchell M. Merin..............................    21,358,284    393,806
Jack E. Nelson.................................    21,355,966    396,124
Richard F. Powers, III.........................    21,358,284    393,806
Phillip B. Rooney..............................    21,355,966    396,124
Fernando Sisto.................................    21,355,966    396,124
Wayne W. Whalen................................    21,359,783    392,307
Suzanne H. Woolsey.............................    21,370,050    382,040
Paul G. Yovovich...............................    21,370,050    382,040

    3) With regard to the ratification of KPMG LLP as independent public accountants for the Fund, 21,075,163 shares voted in the affirmative, 19,808 shares voted against and 657,119 shares abstained.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.